CAPSTONE GROWTH FUND, INC.
--------------------------------------------------------------------------------

Dear Shareholder,
As the equity bull market has continued to move, particularly over the past three years, questions continue to arise as to the sustainability of the advance. We, in fact, have commented in previous communications that the compound return for the three-year period ended in 1997 was the best ever since 1926. Many investors have asked how something so good can go on for so long. And they are in good company. Alan Greenspan, Chairman of the Federal Reserve, has questioned if the market were "irrationally exuberant". More recently, Treasury Secretary Robert Ruben (a multimillionaire former partner at Goldman Sachs) has encouraged investors to "exercise rigor" in evaluating their equity positions. Perhaps most forbidding of all is the appearance of a bull in a wedding dress on the cover of Business Week with the lead article entitled "Married to the Bull Market." The sober Economist Magazine has referred to America (and its stock market) as the "bubble economy."

As this is written the equity market, as measured by the S&P 500 index is up 13.8% for 1998. The price earnings ratio for the S&P index stands at 25 times the last 12 months earnings. The S&P is indeed in record territory as measured since 1954. These are the facts. The interesting and important questions are: why are valuations where they are and what are the near term prospects.

WHY ARE VALUATIONS WHERE THEY ARE?

In much of the discussion of the current bull market in equities, it is sometimes forgotten that another bull market has been going on as well. This is the bull market in bonds. A clear relationship between the yield on the long term Treasury and the multiple on the S&P 500. As bond yields go up, p/e ratios tend to go down. Statistically, the movement in long bond yields can explain about 60% of the variation in the S&P p/e ratio. The current bull market began in September 1981 when bond yields peaked at 14.82% and begin their descent over the next 17 years to the 6% levels of today. Over the same period, the p/e ratio expanded from about 8 times earnings to the current level of 25 times. We would add that the basis for the downward movement in yields was the break in the rate of inflation, which came in the early 1980's, and the general downward movement in inflation rates over the period. This is a subject to which we shall return. The basis for the relationship between bond yields and p/e multiples is straightforward if one views bonds and stocks as competing for investor's dollars. For a given level of earnings, as bond yields rise, bonds become more attractive than stocks and p/e multiples fall. Correspondingly, as yields fall, stocks become more attractive and multiples expand. Unfortunately, this simple explanation gets us only part way to understanding today's lofty levels of equity valuation. The last time bond yields were at the 6% level (in the late 1960's), p/e multiples were in the high teens at best. Why should investors be willing to pay more for stocks today than they were in the late 1960's with rates at the same level?

The answer, we think, lies in part in the changing relative volatility of stock and bond returns over the past 47 years.

The volatility of stocks so far in the 1990s is about the same as it was in the 1950s. Over the same period, the volatility of bonds has more than doubled. This means the volatility of stocks relative to bonds has fallen over time. During the 1990s, stocks have been 1.5 times more volatile than bonds. During the 1950's, stocks were 3 times as volatile as bonds. The volatility of stocks relative to bonds has fallen by half over the period.

Investors may be willing to pay more for stocks today at a given level of interest rates because they believe a lower level of relative risk exists today than in years past. We think that the perception that inflation will be dormant for the foreseeable future plays a large part in this changing perception of relative risks.

WHAT ARE THE NEAR TERM PROSPECTS?

Our analysis so far simply says that because of changing perceptions of risk, today's valuations, while high, may be somewhat less "irrationally exuberant" than some believe. This is another way of saying that we do not think the equity market will decline significantly just because it is "too high". The factors to watch are the same as they have always been: inflation, interest rates, earnings, and volatility. Over the next few months we expect to see more frequent "inflation scares" as economic reports come out confirming economic vitality in the U.S. and Europe. We also believe that the deflationary events of late last year in Asia have yet to wash through world economy. Our belief is that events will once again conspire to offset each other and inflation will remain contained. If we are correct about inflation, then we suspect that long-term interest rates will move in the trading range of 5.75% to 6.25% for the next few months. As we have written before, we expect the earnings growth rate of the past few years to moderate in the coming months, but with economic growth continuing, profit growth should remain positive. With our outlook for inflation fairly benign, and interest rates contained, we do not see the ingredients in the near term for a bone cracking bear market. By the same measure, we believe that lower interest rates combined with continued earnings growth will be needed for equity returns to continue to approach those of recent years.

                                                      CAPSTONE GROWTH FUND, INC.
--------------------------------------------------------------------------------
THE PORTFOLIO

The Fund is widely diversified by industry sector. At April 30, 1998 the percentages of equity investments of the Fund by major categories were as follows:

 Finance                             16.77%                 Retail Trade                        3.25%
 Health Technology                    9.87%                 Process Industries                  2.56%
 Consumer Non-Durables                9.14%                 Industrial Services                 2.02%
 Electronic Technology                8.50%                 Consumer Durables                   1.29%
 Utilities                            7.50%                 Non-Energy Minerals                 0.95%
 Energy Minerals                      5.86%                 Commercial Services                 0.64%
 Technology Services                  5.82%                 Health Services                     0.54%
 Producer Manufacturing               5.65%                 Transportation                      0.40%
 Consumer Services                    4.21%

If you have any questions please feel free to contact us. We thank you for your continued support.

Sincerely,


/s/ Dan Watson
------------------------------
Dan Watson
President and Portfolio Manager


             THIS PUBLICATION MUST BE ACCOMPANIED OR PRECEDED BY A
                  CURRENT PROSPECTUS FOR CAPSTONE GROWTH FUND.

                                                      CAPSTONE GROWTH FUND, INC.

PORTFOLIO OF INVESTMENTS - APRIL 30, 1998 (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------
                                                                                           MARKET
                                                                                            VALUE             PERCENTAGE OF
COMMON STOCKS (84.97%)                                                    SHARES          (NOTE 1-A)             NET ASSETS
                                                                          -------------------------------------------------

COMMERCIAL SERVICES (0.64%)
McGraw Hill Co., Inc.                                                      6,220         $  481,661                  0.64%


CONSUMER DURABLES (1.29%)
Chrysler Corporation                                                       5,000            200,938                  0.27%
Ford Motor Company                                                         7,520            344,510                  0.46%
General Motors Corporation                                                 6,250            421,094                  0.56%
                                                                                         ----------                 ------
                                                                                            966,542                  1.29%

CONSUMER NON-DURABLES (9.14%)
Anheuser Busch Cos., Incorporated                                         15,000            687,188                  0.91%
Coca Cola Company                                                         18,590          1,410,516                  1.88%
Gillette Company                                                           9,460          1,092,039                  1.45%
Kimberly-Clark Corporation                                                13,050            662,288                  0.88%
Pepsico Incorporated                                                      14,640            581,025                  0.77%
Philip Morris Cos., Incorporated                                          20,900            779,831                  1.04%
Proctor & Gamble Company                                                   9,400            772,563                  1.03%
UST Incorporated                                                          16,650            458,916                  0.61%
VF Corporation                                                             8,260            429,520                  0.57%
                                                                                         ----------                 ------
                                                                                          6,873,886                  9.14%
CONSUMER SERVICES (4.21%)

Cendant Corporation (a)                                                   16,344            408,600                  0.54%
The Walt Disney Company                                                   10,860          1,350,034                  1.80%
Gannett Co., Incorporated                                                 12,800            869,600                  1.16%
McDonalds Corporation                                                      8,680            537,075                  0.71%
                                                                                         ----------                 ------
                                                                                          3,165,309                  4.21%

ELECTRONIC TECHNOLOGY (8.50%)
Cisco Systems (a)                                                          9,605            703,566                  0.94%
Compaq Computer Corporation                                               10,120            283,993                  0.38%
Hewlett-Packard Company                                                    9,950            749,359                  1.00%
Intel Corporation                                                          9,430            762,062                  1.01%
International Business Machines                                           10,160          1,177,290                  1.56%
LSI Logic Corporation (a)                                                 15,000            406,875                  0.54%
Lockheed Martin Corporation                                               10,450          1,163,869                  1.55%
Lucent Technologies                                                        6,000            456,750                  0.61%
3COM Corporation (a)                                                      20,000            685,000                  0.91%
                                                                                         ----------                 ------
                                                                                          6,388,764                  8.50%

                                                      CAPSTONE GROWTH FUND, INC.
PORTFOLIO OF INVESTMENTS - APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------

                                                                                          MARKET
                                                                                           VALUE             PERCENTAGE OF
                                                                          SHARES        (NOTE 1-A)            NET ASSETS
ENERGY MINERALS (5.86%)
Chevron Corporation                                                        3,570         $  295,194                  0.39%
Exxon Corporation                                                         18,070          1,317,981                  1.75%
Mobil Corporation                                                          6,240            492,960                  0.66%
Phillips Petroleum Company                                                10,230            507,024                  0.67%
Royal Dutch Petroleum                                                     16,510            933,847                  1.24%
Texaco, Incorporated                                                       6,570            404,055                  0.54%
USX-Marathon Group                                                        12,830            459,474                  0.61%
                                                                                         ----------                 ------
                                                                                          4,410,535                  5.86%

FINANCE (16.77%)
American Express Corporation                                               2,830            288,660                  0.38%
American International Group                                               5,580            734,119                  0.98%
Associates First Capital Class A                                           1,970            147,258                  0.20%
BB & T Corporation                                                        11,500            773,375                  1.03%
Bankamerica Corporation                                                    7,820            664,700                  0.88%
Chase Manhattan Corporation                                                3,660            507,139                  0.67%
Comerica Incorporated                                                      7,635            511,068                  0.68%
Federal Home Loan Mortgage Corporation                                    17,780            823,436                  1.10%
Federal National Mortgage Association                                     11,260            674,193                  0.90%
First Chicago NBD Corporation                                              6,910            641,766                  0.85%
First Union Corporation                                                   11,260            679,823                  0.90%
Fleet Financial Group Incorporated                                         7,090            612,399                  0.81%
Jefferson Pilot Company                                                   12,060            707,771                  0.94%
Keycorp                                                                   13,960            554,037                  0.74%
MBIA Incorporated                                                         11,070            826,099                  1.10%
Morgan Stanley, Dean Witter & Company                                      4,600            362,825                  0.48%
Nationsbank Corporation                                                    8,080            612,060                  0.81%
St. Paul Companies, Incorporated                                           4,730            400,867                  0.53%
Southtrust Corporation                                                    13,515            576,922                  0.77%
Torchmark Corporation                                                     14,260            635,461                  0.85%
Traveler's Group, Incorporated                                            14,400            881,100                  1.17%
                                                                                         ----------                 ------
                                                                                         12,615,078                 16.77%
HEALTH SERVICES (0.54%)
United Healthcare Corporation                                              5,760            404,640                  0.54%


HEALTH TECHNOLOGY (9.87%)
Abbott Labs                                                                9,610            702,731                  0.93%
American Home Products Corporation                                         8,120            756,175                  1.01%
Bristol-Myer Squibb Company                                                9,100            963,463                  1.28%
Johnson & Johnson                                                         11,590            827,236                  1.10%
Lilly Eli & Company                                                       10,020            697,016                  0.93%
Merck & Company                                                           10,810          1,302,605                  1.73%
Pfizer, Incorporated                                                      11,260          1,281,529                  1.70%
Schering-Plough Corporation                                                7,610            609,751                  0.81%
Warner Lambert Company                                                     1,510            285,673                  0.38%
                                                                                         ----------                 ------
                                                                                          7,426,179                  9.87%

                                                      CAPSTONE GROWTH FUND, INC.
PORTFOLIO OF INVESTMENTS - APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------

                                                                                          MARKET
                                                                                           VALUE             PERCENTAGE OF
                                                                          SHARES        (NOTE 1-A)            NET ASSETS
INDUSTRIAL SERVICES (2.02%)
Helmerich & Payne, Incorporated                                            9,740         $  297,070                  0.39%
Transocean Offshore, Incorporated                                         10,000            558,750                  0.74%
USA Waste Services, Incorporated (a)                                      13,700            672,156                  0.89%
                                                                                         ----------                 ------
                                                                                          1,527,976                  2.02%

NON-ENERGY MINERALS (0.95%)
Phelps Dodge Corporation                                                   6,620            444,368                  0.59%
Reynolds Metals Company                                                    4,100            270,600                  0.36%
                                                                                         ----------                 ------
                                                                                            714,968                  0.95%

PROCESS INDUSTRIES (2.56%)
Crown Cork & Seal Company                                                  6,250            325,391                  0.43%
Dow Chemical Company                                                       6,810            658,442                  0.88%
Dupont (E.I.) De Nemours & Company, Incorporated                           8,420            613,081                  0.82%
Morton International, Incorporated                                        10,000            320,000                  0.43%
                                                                                         ----------                 ------
                                                                                          1,916,914                  2.56%

PRODUCER MANUFACTURING (5.65%)
Dover Corporation                                                         12,800            505,600                  0.67%
General Electric Company                                                  24,500          2,085,562                  2.77%
Honeywell, Incorporated                                                    5,970            555,956                  0.74%
Minnesota Mining & Manufacturing Company                                   8,130            767,269                  1.02%
Xerox Corporation                                                          3,000            340,500                  0.45%
                                                                                         ----------                 ------
                                                                                          4,254,887                  5.65%

RETAIL TRADE (3.25%)
Dayton Hudson Corporation                                                  6,310            550,942                  0.73%
Federated Department Stores (a)                                            4,050            199,209                  0.26%
Home Depot, Incorporated                                                   6,370            443,511                  0.59%
Kohls Corporation                                                          4,940            204,084                  0.27%
Proffits, Incorporated (a)                                                 9,460            376,035                  0.50%
Wal-Mart Stores, Incorporated                                             13,340            674,504                  0.90%
                                                                                          ---------                 ------
                                                                                          2,448,285                  3.25%

TECHNOLOGY SERVICES (5.82%)
Computer Associates International, Incorporated                            4,140            242,449                  0.32%
Electronic Data Systems Corporation                                       12,190            524,170                  0.70%
First Data Corporation                                                    20,000            677,500                  0.90%
Microsoft Corporation                                                     18,500          1,667,312                  2.22%
Parametric Technology Corporation                                         24,000            767,250                  1.02%
Rite Aid Corporation                                                      15,400            494,725                  0.66%
                                                                                         ----------                 ------
                                                                                          4,373,406                  5.82%

TRANSPORTATION (0.40%)
AMR Corporation (a)                                                        1,960            298,655                  0.40%

                                                      CAPSTONE GROWTH FUND, INC.
PORTFOLIO OF INVESTMENTS - APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------

                                                                        SHARES            MARKET
                                                                          OR               VALUE             PERCENTAGE OF
                                                                       PAR VALUE        (NOTE 1-A)            NET ASSETS

UTILITIES (7.50%)
AT&T Corporation                                                           7,700         $  462,481                  0.61%
Airtouch Communications, Incorporated (a)                                 10,690            567,906                  0.76%
Ameritech Corporation                                                     10,000            425,625                  0.57%
Bell Atlantic Corporation                                                  5,000            467,812                  0.62%
Bellsouth Corporation                                                      8,000            513,500                  0.68%
El Paso Natural Gas                                                       11,100            410,006                  0.55%
Enron Corporation                                                         15,000            737,812                  0.98%
SBC Communications, Incorporated                                          14,000            580,125                  0.77%
Williams Cos., Incorporated                                               22,400            708,400                  0.94%
Worldcom, Incorporated (a)                                                17,900            765,784                  1.02%
                                                                                         ----------                 ------
                                                                                          5,639,451                  7.50%

TOTAL COMMON STOCK (Cost $50,467,507)                                                    63,907,136                 84.97%


U.S. GOVERNMENT OBLIGATIONS (1.33%)
U.S. Treasury Bill 5/14/1998 (Cost $998,009)                          $1,000,000            998,480                  1.33%


CASH EQUIVALENTS (2.75%)
Aim Prime Money Market (Cost $2,070,530)                               2,070,530          2,070,530                  2.75%


COMMERCIAL PAPER (10.64%)
American Express, 5.51%, due 5/8/98                                    1,600,000          1,600,000                  2.13%
Ford Motor Company, 5.50%, due 5/6/98                                  2,500,000          2,500,000                  3.32%
General Electric Capital Corporation, 5.48%, due 5/1/98                1,600,000          1,600,000                  2.13%
IBM Credit Corporation, 5.40%, due 5/4/98                              2,300,000          2,300,000                  3.06%
                                                                                         ----------                 ------
  Total Commercial Paper (Cost $8,000,000)                                                8,000,000                 10.64%


         TOTAL INVESTMENTS (Cost $61,536,046)                                            74,976,146                 99.69%
         OTHER ASSETS, LESS LIABILITIES                                                     234,312                  0.31%
                                                                                         ----------                 ------
         NET ASSETS                                                                     $75,210,458                100.00%
                                                                                        ===========                =======

(a) Non-income producing security

                 See Accompanying Notes to Financial Statements

                                                      CAPSTONE GROWTH FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES - APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------
ASSETS:

         Investments in securities at market value (identified cost $61,536,046)(Note 1A)                     $ 74,976,146
         Cash                                                                                                      245,881
         Receivable for capital stock sold                                                                             350
         Dividends receivable                                                                                       47,343
         Interest receivable                                                                                        16,096
                                                                                                             -------------

              Total Assets                                                                                      75,285,816
                                                                                                             -------------


LIABILITIES:

         Accrued expenses                                                                                           75,358
                                                                                                             -------------


NET ASSETS                                                                                                    $ 75,210,458
                                                                                                             =============


NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
($75,210,458 / 4,885,520 shares outstanding of $.001 par value, 200,000,000 shares authorized)                $      15.39
                                                                                                             =============


SOURCE OF NET ASSETS:

         Paid in capital                                                                                      $ 57,931,342
         Undistributed net investment income                                                                       442,019
         Accumulated net realized gain on investments                                                            3,396,997
         Net unrealized appreciation of securities                                                              13,440,100
                                                                                                             -------------


                                                                                                              $ 75,210,458
                                                                                                             =============


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                      CAPSTONE GROWTH FUND, INC.
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:

         Dividend income                                                                                        $  491,260
         Interest income                                                                                           390,755
                                                                                                              ------------
               Total Investment Income                                                                             882,015

         Expenses:
              Advisory fees (Note 2)                                                                               250,772
              Distribution fees (Note 2)                                                                            94,919
              Transfer agent fees                                                                                   28,785
              Reports and notices to stockholders                                                                    5,157
              Audit fees                                                                                             7,427
              Legal fees                                                                                             1,380
              Directors' fees and expenses                                                                           3,864
              Custodian fees                                                                                        10,930
              Fund accounting fees                                                                                  24,792
              Registration and filing fees                                                                           3,387
              Miscellaneous                                                                                          1,062
                                                                                                              ------------

              Total Expenses                                                                                       432,475
              Less: Custodian fees paid indirectly                                                                  (6,245)
                                                                                                              ------------
              Net Expenses                                                                                         426,230

                     Net Investment Income                                                                         455,785
                                                                                                              ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

         Net realized gain from security transactions                                                            3,414,428

         Unrealized appreciation of investments:
              Beginning of period                                                            $ 5,897,721
              End of period                                                                   13,440,100
                                                                                           -------------


              Net change in unrealized appreciation of investments                                               7,542,379
                                                                                                              ------------

              Net realized and unrealized gain on investments                                                   10,956,807
                                                                                                              ------------

                  Net increase in net assets resulting from operations                                         $11,412,592
                                                                                                              ============
                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                      CAPSTONE GROWTH FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
                                                                                 SIX MONTHS ENDED              YEAR ENDED
                                                                                  APRIL 30, 1998            OCTOBER 31, 1997
                                                                                  ------------------------------------------
                                                                                    (UNAUDITED)
OPERATIONS:
     Net investment income                                                         $    455,785               $    658,977
     Net realized gain on investments                                                 3,414,428                 15,313,482
     Net change in unrealized appreciation (depreciation) of investments              7,542,379                   (415,151)
                                                                                   ------------               ------------
     Net increase in net assets resulting from operations                            11,412,592                 15,557,308


DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                             (672,743)                  (863,940)
     Net realized gain on investments                                               (15,329,188)                (8,807,338)
                                                                                   ------------               ------------
     Net decrease in net assets resulting from distributions                        (16,001,931)                (9,671,278)


CAPITAL SHARE TRANSACTIONS:
     Increase in net assets resulting from capital share transactions
        (Note3)                                                                      10,191,028                  3,492,744
                                                                                   ------------               ------------
           Total increase in net assets                                               5,601,689                  9,378,774


NET ASSETS:
     Beginning of period                                                             69,608,769                 60,229,995
                                                                                   ------------               ------------
     End of period (including undistributed net investment income of
         $442,019 and $658,977 respectively)                                        $75,210,458                $69,608,769
                                                                                   ============               ============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     Capstone Growth Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 (the "Act"), as a diversified open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation by primarily investing in common stocks. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A) VALUATION OF SECURITIES - The Fund's investments in securities are carried at market value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price. Other securities are quoted at the mean between the most recent bid and asked prices. Short-term obligations are valued at amortized cost.

B) FEDERAL INCOME TAXES - No provision has been made for Federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains to relieve it from all, or substantially all, such taxes.

C) CASH EQUIVALENTS - Funds on deposit in money market mutual fund accounts are considered to be a cash equivalent.

                                                      CAPSTONE GROWTH FUND, INC.

D) FUTURES CONTRACTS - Initial margin deposits required upon entering into futures contracts are made by depositing cash, as collateral, for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

     The Fund may purchase or sell stock index futures contracts only as a hedge against changes in the value of securities held in the Fund's portfolio or which it intends to purchase and where the transactions are economically appropriate to the reduction of the risks inherent in the ongoing management of the Fund. Futures contracts involve credit and market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The contract amounts of these futures contracts reflect the extent of the Fund's exposure to off-balance sheet risk. The Fund's credit risk is minimized by entering only into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market. The Fund assumes the market risk which arises from any changes in securities values.

E) USE OF ESTIMATES - The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

F) OTHER - The Fund distributes its net investment income and net realized gains annually. Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Discounts and premiums on bonds purchased are amortized over the life of the bonds. Interest income and estimated expenses are accrued daily.


NOTE 2 - INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains Capstone Asset Management Company ("CAMCO") as its Investment Adviser. Under the Investment Advisory Agreement (the "Agreement"), the Adviser is paid a monthly fee based on the average net assets at the annual rate of .75% on the first $50 million and .60% on the next $150 million.

     Capstone Asset Planning Company ("CAPCO") serves as Distributor of the Fund's shares. CAPCO is an affiliate of the Adviser, and both are wholly-owned subsidiaries of Capstone Financial Services, Inc. ("CFS").

     The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act whereby Fund assets are used to reimburse CAPCO for costs and expenses incurred with the distribution and marketing of shares of the Fund and servicing of Fund shareholders. Distribution and marketing expenses include, among other things, printing of prospectuses, advertising literature, and costs of personnel involved with the promotion and distribution of the Fund's shares. Under the Plan, the Fund pays CAPCO an amount computed at an annual rate of up to 0.25% of the Fund's average net assets (including reinvested dividends paid with respect to those assets). Of this amount, CAPCO may reallocate to securities dealers (which may include CAPCO itself) and other financial institutions and organizations (collectively, "Service Organizations") amounts based on the Fund's average net assets owned by stockholders for whom the Service Organizations have a servicing relationship. The Plan permits CAPCO to carry forward for a maximum of twelve months distribution expenses covered by the Plan for which CAPCO has not yet received reimbursement. For the six months ended April 30, 1998, the Fund paid $94,919 in 12b-1 fees. Of this amount approximately 7.9% was paid to Service Organizations other than CAPCO.

     The Fund's Custodian provided credits during the period in the amount of $6,245 against custodian charges based on the uninvested cash balances of the Fund.

     Certain officers and directors of the Fund who are also officers and directors of the Adviser, the Distributor or CFS, received no compensation from the Fund. During the six months ended April 30, 1998, directors of the Fund who are not "interested persons" received directors' fees of $3,750.

                                                      CAPSTONE GROWTH FUND, INC.
NOTE 3 - CAPITAL STOCK

     At April 30, 1998 there were 4,885,520 shares outstanding. Transactions in capital stock were as follows:

                                                                    SIX MONTHS ENDED                   YEAR ENDED
                                                                     APRIL 30, 1998                 OCTOBER 31, 1997
                                                                 SHARES           AMOUNT         SHARES          AMOUNT
Shares sold                                                     458,526      $ 6,420,478        336,768     $ 4,956,842
Shares issued to shareholders in reinvestment
  of distributions                                              966,020       13,928,953        606,599       8,540,957
                                                              ---------     ------------        -------     -----------
                                                              1,424,546       20,349,431        943,367      13,497,799
Shares redeemed                                                (693,523)     (10,158,403)      (659,908)    (10,005,055)
                                                              ---------     ------------        -------     -----------
Net increase (decrease)                                         731,023      $10,191,028        283,459     $ 3,492,744
                                                              =========     ============        =======     ===========

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     Purchases and sales of securities other than U.S. Government securities and short-term investments aggregated $18,515,751 and $25,585,318 respectively. At April 30, 1998, the cost of investments for Federal income tax purposes was $61,536,046. Accumulated net unrealized appreciation on investments was $13,440,100 consisting of $14,097,352 gross unrealized appreciation and $657,252 gross unrealized depreciation.


NOTE 5 - DIVIDEND DISTRIBUTION

     On November 11, 1997 the Board of Directors declared a distribution of $3.81 a share, consisting of $3.65 from realized gains (long-term $1.686 per share; short-term $1.964 per share) and $.16 from ordinary income. The distribution was payable on December 8, 1997 to shareholders of record on November 28, 1997.

                                                      CAPSTONE GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

                                                             SIX
                                                           MONTHS
                                                            ENDED
                                                          APRIL 30,                      YEARS ENDED OCTOBER 31,
                                                                         --------------------------------------------------
                                                            1998         1997       1996        1995        1994       1993
                                                         (UNAUDITED)
PER SHARE DATA

Net asset value at beginning of period...............      $16.76      $15.56     $13.82      $13.23      $14.43     $14.00
                                                           ------      ------     ------      ------      ------     ------

Income from investment operations:
     Net investment income...........................        0.09        0.16       0.22        0.17        0.11       0.17
     Net realized and unrealized gain (loss).........        2.35        3.55       2.31        1.93       (0.23)      0.80
                                                           ------      ------     ------      ------      ------     ------

     Total from investment operations................        2.44        3.71       2.53        2.10       (0.12)      0.97
                                                           ------      ------     ------      ------      ------     ------

Less distributions from:
     Net investment income...........................       (0.16)      (0.22)     (0.06)      (0.16)      (0.13)     (0.22)
     Net realized gains..............................       (3.65)      (2.29)     (0.73)      (1.35)      (0.95)     (0.32)
                                                           ------      ------     ------      ------      ------     ------

     Total distributions.............................       (3.81)      (2.51)     (0.79)      (1.51)      (1.08)     (0.54)
                                                           ------      ------     ------      ------      ------     ------

Net asset value at end of period.....................      $15.39      $16.76     $15.56      $13.82      $13.23     $14.43
                                                           ======      ======     ======      ======      ======     ======

TOTAL RETURN (%) (1).................................       17.10%      26.91%     19.27%      17.04%      (0.67)%     7.05%
                                                           ======      ======     ======      ======      ======     ======


RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (in thousands)...........     $75,210     $69,609    $60,230     $85,324     $80,941    $96,465

Ratio of total expenses to average net assets........        1.20%(2)    1.25%      1.29%       1.31%       1.28%      1.24%

Ratio of net investment income to average net assets.        1.28%(2)    0.99%      1.31%       1.21%       0.78%      0.19%

Portfolio turnover rate..............................          32%        229%       173%        119%         12%        45%

Average commission rate (per share of security)......    $ 0.0689    $ 0.0658   $ 0.0696



(1) Calculated without sales charge. Sales charge eliminated on August 21, 1995.
(2) Annualized

                           CAPSTONE GROWTH FUND, INC
                           5847 SAN FELIPE, SUITE 4100
                              HOUSTON, TEXAS 77057
                                 1-800-262-6631


                        SEMIANNUAL REPORT TO SHAREHOLDERS
                                 APRIL 30, 1998

--------------------------------------------------------------------------------


         DIRECTORS                           OFFICERS

         Edward L. Jaroski                   Dan E. Watson
                                                      President
         James F. Leary
                                             Edward L. Jaroski
         John R. Parker                               Executive Vice President

         Bernard J. Vaughan                  Linda G. Giuffre
                                                      Treasurer

                                             Iris R. Clay
                                                      Secretary


--------------------------------------------------------------------------------


 INVESTMENT ADVISER & ADMINISTRATOR    TRANSFER AGENT

 Capstone Asset Management Company     First Data Investor Services Group, Inc.
 5847 San Felipe                       3200 Horizon Drive
 Suite 4100                            P.O. Box 61503
 Houston, TX 77057                     King of Prussia, PA 19406-0903
                                       1-800-845-2340


 DISTRIBUTOR                           CUSTODIAN

 Capstone Asset Planning Company       Fifth Third Bank
 5847 San Felipe, Suite 4100           Fifth Third Center
 Houston, TX 77057                     38 Fountain Square Plaza
 1-800-262-6631                        Cincinnati, OH 45263


                         AUDITORS

                         Briggs, Bunting & Dougherty, LLP
                         Two Logan Square, Suite 2121
                         Philadelphia, PA 19103-4901

                                SEMIANNUAL REPORT
                                 APRIL 30, 1998

                                    CAPSTONE
                                     GROWTH
                                   FUND, INC.


GRAPHIC OF: Pyramid
                                   A Member Of
                               THE CAPSTONE GROUP
                                 of Mutual Funds



GRAPHIC OF: Pyramid
                               THE CAPSTONE GROUP
                                 OF MUTUAL FUNDS

EQUITY
     O CAPSTONE GROWTH FUND, INC.

FIXED INCOME
     O CAPSTONE GOVERNMENT INCOME FUND

INTERNATIONAL/GLOBAL
     O CAPSTONE JAPAN FUND
     O CAPSTONE NEW ZEALAND FUND

     For more complete information about the Capstone Funds including charges and expenses, contact the Distributor at the address below to receive additional prospectuses. Please read it carefully before you invest or send money.


              This publication must be accompanied or preceded by a
                current prospectus for Capstone Growth Fund, Inc.


                         CAPSTONE ASSET PLANNING COMPANY
                           5847 SAN FELIPE, SUITE 4100
                              HOUSTON, TEXAS 77057
                                 1-800-262-6631


                           CAPSTONE GROWTH FUND, INC.
                           5847 SAN FELIPE, SUITE 4100
                                HOUSTON, TX 77057